Subsidiaries of American Skiing Company, a Maine corporation:
ASC Utah, a wholly-owned Maine corporation;
ASC West, Inc. a wholly-owned Maine corporation;
ASC East, Inc. a wholly-owned Maine corporation;
ASC Leasing, Inc., a wholly-owned Maine corporation
Orlando Resort Corporation, a wholly-owned Delaware corporation
Blunder Bay Development, Inc., a wholly-owned Maine corporation
ASC Transportation, a wholly-owned Maine corporation

   Subsidiaries of ASC West, Inc.
   Steamboat Ski and Resort Corporation, a wholly-owned Delaware corporation Steamboat Development Corporation, a wholly-owned Delaware corporation Heavenly Valley Ski & Resort Corporation, a wholly-owned Delaware corporation Heavenly Corporation, a wholly-owned Delaware corporation

        Subsidiaries of Steamboat Ski and Resort Corporation
        Walton Pond Apartments, Inc., a 95% owned Delaware corporation

        Subsidiaries of Heavenly Valley Ski and Resort Corporation Heavenly Valley Limited Partnership, a 50% owned Delaware limited partnership

        Subsidiary of Heavenly Corporation
        Heavenly Valley Limited Partnership, a 50% owned Delaware limited partnership

  Subsidiaries of ASC East, Inc.:
  Sunday River Skiway Corporation, a wholly-owned Maine corporation; Sunday River Transportation, Inc. a wholly-owned Maine corporation; Sunday River, Ltd., a wholly-owned Maine corporation;
  Perfect Turn, Inc., a wholly-owned Maine corporation;
  L.B.O. Holding, Inc., a wholly-owned Maine corporation;
  Sugarbush Resort Holdings, Inc. a wholly-owned Vermont corporation; S-K-I, Ltd., a wholly-owned Delaware corporation;
  American Skiing Company Resort Properties, Inc. a wholly-owned Maine corporation

        Subsidiary of L.B.O. Holding, Inc.:
        AJT, Inc. (fka Cranmore, Inc.) a wholly-owned Maine corporation

        Subsidiaries of Sugarbush Resort Holdings, Inc.
        Sugarbush Restaurants, Inc., a wholly-owned Vermont corporation; and Sugarbush Leasing Company, a wholly-owned Vermont corporation;
        Club Sugarbush, a wholly-owned Vermont corporation; and Mountain Water Company, a wholly-owned Vermont corporation; and Mountain Wastewater Treatment, Inc., a wholly-owned Vermont corporation.

       Subsidiaries of S-K-I, Ltd.:
       Killington, Ltd., a wholly-owned Vermont corporation
       Sugarloaf Mountain Corporation, a wholly-owned Maine corporation
       SKI Insurance Company, a wholly-owned Vermont corporation
       Mount Snow, Ltd, a wholly-owned Vermont corporation
       Pico Ski Area Management Company, a wholly-owned Vermont corporation Killington West Ltd. a wholly-owned California corporation
       WVSAL, Inc.(fka Waterville Valley Ski Area, Ltd.), a wholly-owned
          New Hampshire corporation
       Resorts Software services, Inc., a wholly-owned Vermont corporation

       Subsidiaries of Killington, Ltd.:
       Killington Restaurants, Inc., a wholly-owned Vermont corporation Resorts Technologies, Inc., a wholly-owned Vermont corporation

       Subsidiaries of Sugarloaf Mountain Corporation:
       Mountainside, a wholly-owned Maine corporation
       Sugartech, a wholly-owned Maine corporation

       Subsidiaries of Mount Snow, Ltd.:
       Deerfield Operating Company, a wholly-owned Vermont corporation Dover Restaurants, Inc., a wholly-owned Vermont corporation

       Subsidiaries of American Skiing Company Resort Properties, Inc.
       Grand Summit Resort Properties, Inc., a wholly-owned Maine corporation Steamboat Resort Properties, Inc. a wholly-owned Maine corporation
       The Canyons Resort Properties, Inc., a wholly-owned Maine corporation Heavenly Resort Properties, Inc., a wholly-owned Maine corporation Sugarloaf Resort Properties, Inc., a wholly-owned Maine corporation Killington Resort Properties, Inc. a wholly-owned Maine corporation Mount Snow Resort Properties, Inc. a wholly-owned Maine corporation Sugarbush Resort Properties, Inc. a wholly-owned Maine corporation Sunday River Resort Properties, Inc. a wholly-owned Maine corporation Attitash Resort Properties, Inc. a wholly-owned Maine corporation